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PATIENT SAFETY TECHNOLOGIES, INC.

Southern California Investor Conference
Island Hotel
August 8, 2013

Forward looking statements

The following information contains forward-looking statements. These forward-looking statements are based on Management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, some of which are outside Management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Patient Safety Technologies, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" discussed from time to time in the reports filed by the Company with the Securities and Exchange Commission, including the Form 10-K.

Non-GAAP measures

To supplement the Company's presentation of revenue and operating income and (loss) measured in accordance with GAAP, we use a non-GAAP measure of revenue, herein defined as Normalized Revenue, and a non-GAAP measure of operating income, herein defined as Adjusted Operating Income (in the event this amount is negative it is herein defined as Adjusted Operating Loss). Reconciliation of GAAP revenue to Normalized Revenue and operating income to Adjusted Operating Income or Loss are shown herein. How we define these non-GAAP measures herein may not be consistent with how we have defined this non-GAAP measure historically, including but not limited to including the impact from Forward Order revenue, or stocking order revenue (see the Company's Annual Report on Form 10-K for a discussion on the Forward Order).

Non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that the use of non-GAAP revenue and operating income provides meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes these non-GAAP measures, which excludes the effects of the Forward Order and the non-cash expenses of depreciation, amortization and stock based compensation (and occasionally along with certain events believed to be one time in nature) when viewed with GAAP results and the accompanying reconciliation, enhances the comparability of results against prior periods and allows for greater transparency of financial results. The Company believes these non-GAAP measures facilitate management's internal comparison of the Company's financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

The growing focus on patient safety

- Surgical mistakes cost the health care system billions in avoidable costs annually and lead to significant, preventable patient morbidity
- Retained foreign objects account for an estimated 49.8% of all reported surgical Adverse Events[1]
- Surgical sponges representing the vast majority of retained foreign objects[2]
- Driven by a combination of factors, hospitals are increasingly seeking solutions to help enable them to prevent avoidable surgical errors in an effort to improve their patient outcomes, reduce their preventable costs and improve their measurable quality metrics

1. Mehtsun, et al. Surgical never events in the United States, J Surg 2012;10.005
2. Cima RR, Kollengode A, Garnatz J, et al. Incidence and characteristics of potential and actual retained foreign object events in surgical patients.


1 in 8,000
Estimated occurrence rate
4,000
Incidents per year in the US
11
Everyday
$413,000
Estimated per incident costs
$1.7B
Avoidable costs per year

A growing awareness of the issue of retained surgical sponges


USA TODAY
A GANNETT COMPANY
COVER STORY
USA TODAY SPECIAL REPORT
Peter Eisler, USA TODAY
8:28a.m. EST March 8, 2013
WHAT SURGEONS LEAVE BEHIND
More than a dozen times a day, doctors sew up patients with sponges and other surgical objects mistakenly left inside, it is a deadly, yet easily avoidable, phenomenon
Sponges
67%

"To avoid such surgeries, the hospital [the Mayo Clinic] adopted one of the new sponge-tracking technologies, a system where each sponge has a unique bar code that is scanned before and after it goes into a patient. The result? Mayo hasn't had a lost sponge case in almost four years."

The SurgiCount Safety-Sponge® System

190 million+ Safety-Sponges® successfully accounted for

9 million+ Successful procedures

300+ Customer hospitals

7 *U.S. News and World Report* Best Hospitals Honor Roll users

0 ZERO retained sponge…what we can help hospitals achieve



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Clinically proven to help eliminate retained surgical sponges

Overview

- Patient Safety Technologies, Inc. (OTCBB:PSTX) conducts its operations through a single wholly-owned operating subsidiary: SurgiCount Medical, Inc.
- The Company's core offering, the Safety-Sponge® System, is a proven, cost-effective and market leading solution to the most common surgical error, retained surgical sponges
- Well positioned to become the standard of care in an approximately $450 million domestic market opportunity, international approximately two fold
- Attractive business model with significant operating leverage
- Market leading, world class customer base
- Numerous favorable trends driving accelerating adoption
- Multiple product extensions to expand addressable market and drive accelerated adoption
- Poised for continued growth, increased profitability

An introduction to the SurgiCount Safety-Sponge® System

SurgiCounter™


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Safety-Sponges®



SurgiCount360™



- More accurate sponge counts
- Post-operative evidence based outcomes and complete documentation solution

Providing ***net savings*** to user facilities

- National rate of occurrence estimated at 1 in 8,000 general surgeries
- Estimated average national per event costs of $413,000, **$51.63 per procedure**, ***significantly more than the estimated cost per procedure of implementing the Safety-Sponge® System***



1 Retained Sponge per 8,000 Procedures(1)
Costs Per Incident(2):
Legal $345, 000
Medical $68,000
$413,000
$51.63 per procedure

- Legal costs are trending upwards every year
- ***Does not*** include other economic costs, or the real human costs
  - Loss of reputation for involved institutions and clinicians within their communities
  - OR and personnel time, government fines

(1) Estimate based on: Cima R, Kollengode A, Gamatz J. Storsveen A. Weisbrod C. Deschamps C. Incidence and characteristics of potential and actual retained foreign object events in surgical patients. Journal of the American College of Surgeons. 2008; 248:80-87.

(2) Legal: CRICO/RMF Strategies, "2009: Annual Benchmarking Report *Malpractice Risks in Surgery*.", U.S. Health and Human Services. Medical: Average CMS payout per retained sponge incident in 2006.

World class customer base

- 300+ current community, government and teaching hospitals, including 7 US News and World Report 2012-13 Best Hospitals Honor Roll recipients

Mayo Clinic
Brigham and Women's Hospital
UCSF Medical Center
Mount Sinai
Cleveland Clinic
University of Michigan Health System
UCLA
Johns Hopkins Medicine
The Johns Hopkins Hospital
Salem Health
Marion General Hospital OhioHealth
Loyola Medicine
We also treat the human spirit.
CHS Community Health Systems
Sinai Hospital
Silver Cross Hospital
St. Peter's
Westlake Hospital
Sanford Health
UF&Shands
The University Of Florida Health System
Salinas Valley Memorial Healthcare System
The Medical Center
Hackensack University Medical Center
Franciscan St. Margaret Health
VA Greater Los Angeles Healthcare System
Adventist Health Feather River Hospital
Franciscan Physicians Hospital
Franciscan St. Anthony Health
Kalispell Regional Medical Center
Methodist Hospital
University Hospitals
Gillette Children's Specialty Healthcare
Franciscan Skemp
Mayo Health System
Ochsner Health System
Sutter Health
With You. For Life.
Integris Health
Jackson Memorial Hospital
Mount Sinai Queens

The market leading retained sponge prevention solution

- More total users than all competing solutions, combined
- More Honor Roll users than all competitors, combined
- The fastest growing RSS solution
- Most evidence of clinical efficacy
- Only solution supported by independent clinical research
- Most IDN wide implementations
- Largest IDN customer

Validated by the most extensive research ever performed on retained surgical sponges



The Joint Commission

Journal on Quality and Patient Safety

Improvement from Front Office to Front Line

February 2011 Volume 37 Number 2

Eliminating Retained Surgical Sponges

"After 18 months of continuous use of the data-matrix–coded sponge system throughout our surgical practice, in which some 1,862,373 sponges were counted, we had no retained-sponge events."
—Cima et al. (p. 55)

Joint Commission Resources

Features

Performance Improvement
- Using a Data-Matrix–Coded Sponge Counting System Across a Surgical Practice: Impact After 18 Months

Organizational Change and Learning
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 1
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 2

Adverse Events
- The Cost of Serious Fall-Related Injuries at Three Midwestern Hospitals

Health Professions Education
- Trainees' Perceptions of Patient Safety Practices: Recounting Failures of Supervision

- Multi-year, independent clinical research study on retained surgical sponges recently published in the February 2011 edition of *The Joint Commission Journal on Quality and Patient Safety*
- Key results from the study include:
  - Prior to implementation, a retained sponge occurred on average every 64 days
  - During the study 87,404 procedures were performed over 18 months using 1.9 million Safety-Sponges®, ***none*** were retained
  - Use of the solution caused no workflow disruption or increase in case duration
  - Staff satisfaction was acceptable with a high degree of trust in the system
  - The Safety-Sponge® System was found to be highly reliable and cost effective

Business model overview

- Outsourced manufacturing and partnered distribution strategy
- Significant operating leverage with limited required investment
- Top tier supply chain partners allow for considerable manufacturing and distribution scale and capabilities

A PLUS INTERNATIONAL INC.

- Leading manufacturer of disposable medical and surgical supplies (estimated 35%+ market share)
- China based facilities, headquartered in Chino, CA

CardinalHealth

- Full coverage of entire U.S.
- Logistics, distribution, supply chain and sales / marketing support
- "Preferred RFO solution"
- Cardinal Health 2012 Category Partner of the Year

Favorable industry trends and business momentum

- Increased awareness of RSS's and availability of a proven, cost-effective solution
- Hospital consolidation intensifying
- Recent entry of GPOs in the RSS space
- Large, growing and influential customer base
  - Invaluable references
  - Growing pressure to adopt
- Rising costs of not implementing a solution
  - Expanding state level mandatory reporting, public availability of information, fines
  - Payers of healthcare services (including CMS) are increasingly holding healthcare providers responsible for their occurrence, utilizing surgical "Adverse Events" as quality of care metrics and as regulator for reimbursement
- Growing preponderance of the use of barcodes throughout hospitals to address preventable errors / reduce costs

Customer base since introduction



303
278
21
282
Installed
Under contract with pending scheduled implementation
98
69
32
16
9
4
2006
2007
2008
2009
2010
2011
2012
Q1 2013

Reported revenues since introduction



$ in millions
$0.1
$1.1
$2.8
$4.5
$5.9
$8.4
$17.6
$19.2
2006
2007
2008
2009
2010
2011
2012
LTM Q1 2013

FY2010 and FYI 2011 excludes revenues recognized from the Cardinal Health Forward Order.

Q1 2013 Summary

($ in 000's)	**Q1 2013**	**Q1 2012**	***Growth***
Installed facilities	282	149	*89%*
Revenue	**$4,757.7**	**$3,102.3**	***53%***
GAAP Gross Margins	*39%*	*40%*	
Cash Gross Margins	*50%*	*48%*	
Total reported operating expenses	**$2,451.9**	**$2,538.6**	
Reported Operating Income / (Loss)	**($613.1)**	**($1,302.0)**	
Plus: Non-cash expenses	826.5	566.8	
Adjusted Operating Income / (Loss)	**$213.4**	**($735.2)**	

Balance sheet as of March 31, 2013

$ in 000's

ASSETS	
Current assets:	
Cash	$4,346.3
A/R	1,991.4
Inventory	3,580.7
Prepaid expenses	116.1
Total current assets	$10,034.4
PP&E	$4,590.8
Goodwill	1,832.0
Patents, net	2,058.0
Other assets	37.5
Total assets	$18,552.7
LIABILITIES AND SHAREHOLDER EQUITY	
Current liabilities:	
A/P	$4,423.3
Deferred revenue-current	822.8
Accrued liabilities	343.5
Total current liabilities	$5,589.7
Deferred revenue	$793.3
Total liabilities	$6,383.0
Shareholder equity	$12,169.7

Primary shares outstanding	37,543.4
Series A preferred stock:	
Shares outstanding	11.0
7% cumulative cash dividend	
Common stock equivalent shares	NA
Series B convertible preferred stock:	
Shares outstanding	70.4
Conversion price	$0.75
7% PIK dividend	
Common stock equivalent shares	9,390.0

Q1 2013 & Full Year 2012 Operating Results

in thousands (except installed base)

	Q1 12'	Q2 12'	Q3 12'	Q4 12'	YTD 2012	Q1 13'
Installed base	150	215	265	278	278	282
Revenues	$3,102.3	$4,403.5	$4,972.5	$5,111.2	$17,589.4	$4,757.7
Cost of revenues	1,865.6	2,548.2	2,704.1	2,920.0	10,038.0	2,918.9
Gross profit	1,236.6	1,855.2	2,268.3	2,191.2	7,551.3	1,838.8
GAAP Gross margin	*40%*	*42%*	*46%*	*43%*	*42.9%*	*39%*
Scanner depreciation	*257.5*	*392.9*	*491.1*	*541.4*	*1,682.9*	*519.7*
Cash Gross Margin	*48.2%*	*51.1%*	*55.5%*	*53.5%*	*52.5%*	*49.6%*
Total operating expenses	$2,538.6	$2,379.1	$2,418.0	$2,233.6	9,569.3	$2,451.9
Non cash operating expenses	309.3	308.1	318.7	281.6	1,217.7	306.8
Adjusted total non cash operating expenses	2,229.3	2,071.0	2,099.3	1,951.9	8,351.5	2,145.0
GAAP Operating Income (Expense)	**($1,302.0)**	**($523.8)**	**($149.7)**	**($42.5)**	**($2,017.9)**	**($613.1)**
Total non cash expenses	566.8	701.0	809.8	823.0	2,900.6	826.5
Adusted Operating Income (Expense)	**($735.2)**	**$177.2**	**$660.1**	**$780.7**	**$882.8**	**$213.5**

SURGICOUNT MEDICAL

A scalable technology, hardware and software platform

Leveraging the market leading retained sponge prevention solution…


SurgiCount
360
AB+

…into a cohesive, multi-application OR solution

Expanded, proprietary disposable offering

- **SAFE-T Lap™**
  - New proprietary lap sponge announced March 4th
  - Multiple additional safety focused features
  - Enhanced visibility when in use and on X-ray
  - High value add at minimal incremental cost
- **Product collaboration with provider of premiere branded surgical sponge line**
  - Co-branded retained sponge prevention solution
  - Exclusive access to the premiere branded surgical sponge, only Made in the USA sponges, for any retained sponge prevention solution
  - Agreement signed early March, products introduced at AORN trade show March 4th

Summary

- PST provides the market leading solution to a large, profitable and accelerating category
- Significant evidence supporting clinical efficacy and economic rationale
- World class existing customer base
- Numerous trends driving accelerating market penetration
- Significant recent growth in installed customer base and reported revenues
- Attractive business model with significant operating leverage
- Expanding product offering to drive continued penetration and additional revenue opportunities
- Well positioned for continued market penetration, continued growth